Commitments	3 Months Ended
Mar. 31, 2014
Commitments [Abstract]
Commitments

NOTE 12 — COMMITMENTS

The accompanying table summarizes credit-related commitments, as well as purchase and funding commitments:

Commitments (dollars in millions)

	March 31, 2014			December 31,
	Due to Expire			2013
	Within	After	Total	Total
	One Year	One Year	Outstanding	Outstanding
Financing Commitments
Financing and leasing assets	$ 970.1	$ 3,566.1	$ 4,536.2	$ 4,325.8
Letters of credit
Standby letters of credit	32.1	318.5	350.6	302.3
Other letters of credit	33.9	-	33.9	35.9
Guarantees
Deferred purchase agreements	1,681.5	-	1,681.5	1,771.6
Guarantees, acceptances and other recourse obligations	2.5	-	2.5	3.9
Purchase Commitments
Aerospace equipment purchase commitments	1,211.4	7,725.2	8,936.6	8,744.5
Rail and other equipment purchase commitments	771.0	409.5	1,180.5	1,054.0

Financing Commitments

Financing commitments, referred to as loan commitments or lines of credit, reflect CIT’s agreements to lend to its customers, subject to the customers’ compliance with contractual obligations. Included in the above are commitments that have been extended to and accepted by customers, clients or agents, but on which the criteria for funding have not been completed of $804 million at March 31, 2014 and $548 million at December 31, 2013.  Financing commitments also include credit line agreements to Commercial Services clients that are cancellable by us only after a notice period.  The notice period is typically 90 days or less.  The amount available under these credit lines, net of amount of receivables assigned to us, is $214 million at March 31, 2014.  As financing commitments may not be fully drawn, may expire unused, may be reduced or cancelled at the customer’s request, or may require the customer to be in compliance with certain conditions, total commitment amounts do not necessarily reflect actual future cash flow requirements.

The table above includes approximately $1.0 billion of undrawn financing commitments at March 31, 2014 and $0.9 billion at December 31, 2013 where CIT does not have the contractual obligation to lend as the customer is not in compliance with contractual obligations.

At March 31, 2014, substantially all undrawn financing commitments were senior facilities.  Most of the Company’s undrawn and available financing commitments are in the Corporate Finance division.

The table above excludes uncommitted revolving credit facilities extended by Commercial Services to its clients for working capital purposes. In connection with these facilities, Commercial Services has the sole discretion throughout the duration of these facilities to determine the amount of credit that may be made available to its clients at any time and whether to honor any specific advance requests made by its clients under these credit facilities.

Letters of Credit

In the normal course of meeting the needs of clients, CIT sometimes enters into agreements to provide financing and letters of credit. Standby letters of credit obligate the issuer of the letter of credit to pay the beneficiary if a client on whose behalf the letter of credit was issued does not meet its obligation. These financial instruments generate fees and involve, to varying degrees, elements of credit risk in excess of amounts recognized in the Consolidated Balance Sheets. To minimize potential credit risk, CIT generally requires collateral and in some cases additional forms of credit support from the client.  Most of the Company’s letters of credit are in the Corporate Finance division.

Deferred Purchase Agreements

A Deferred Purchase Agreement (“DPA”) is provided in conjunction with Commercial Services factoring, whereby CIT provides a client with credit protection for trade receivables without purchasing the receivables. The trade receivable terms are generally sixty days or less. If the client’s customer is unable to pay an undisputed receivable solely as the result of credit risk, then CIT purchases the receivable from the client. The outstanding amount in the table above is the maximum potential exposure that CIT would be required to pay under all DPAs. This maximum amount would only occur if all receivables subject to DPAs default in the manner described above, thereby requiring CIT to purchase all such receivables from the DPA clients.

The table above includes $1,595 million of DPA credit protection at March 31, 2014, related to receivables which have been presented to us for credit protection after shipment of goods has occurred and the customer has been invoiced.  The table also includes $87 million available under DPA credit line agreements, net of amount of DPA credit protection provided at March 31, 2014.  The DPA credit line agreements specify a contractually committed amount of DPA credit protection and are cancellable by us only after a notice period.  The notice period is typically 90 days or less.

The methodology used to determine the DPA liability is similar to the methodology used to determine the allowance for loan losses associated with the finance receivables, which reflects embedded losses based on various factors, including expected losses reflecting the Company’s internal customer and facility credit ratings. The liability recorded in Other Liabilities related to the DPAs totaled $6.9 million and $6.0 million at March 31, 2014 and December 31, 2013, respectively.

Purchase Commitments

CIT’s equipment purchase commitments relate primarily to purchases of commercial aircraft and rail equipment. Commitments to purchase new commercial aircraft are predominantly with Airbus Industries (“Airbus”),  The Boeing Company (“Boeing”) and Embraer S.A. (“Embraer”).  Aerospace equipment purchases are contracted for specific models, using baseline aircraft specifications at fixed prices, which reflect discounts from fair market purchase prices prevailing at the time of commitment. The delivery price of an aircraft may change depending on final specifications. Equipment purchases are recorded at the delivery date. The estimated commitment amounts in the preceding table are based on contracted purchase prices reduced for pre-delivery payments to date and exclude buyer furnished equipment selected by the lessee. Pursuant to existing contractual commitments, at March 31, 2014, 139 aircraft remain to be purchased from Airbus, Boeing and Embraer.  Aircraft deliveries are scheduled periodically through 2020. Commitments exclude unexercised options to order additional aircraft.

The Company’s rail business entered into commitments to purchase railcars from multiple manufacturers.  Pursuant to these contractual commitments, at March 31, 2014,  approximately 8,000 railcars remain to be purchased with deliveries through 2015.  Rail equipment purchase commitments are at fixed prices subject to price increases for certain materials.  Other purchase commitments relate to Equipment Finance and Maritime equipment.

Purchase commitments also include $0.6 billion of equipment to be purchased in 2014 pursuant to sale and lease-back agreements, principally with airlines and with other equipment end-users.